UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

AKESIS PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 15, 2005

To our stockholders:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Akesis Pharmaceuticals, Inc. The Annual Meeting will be held on Thursday, June 30, 2005, at 10:00 a.m., at the offices of our general counsel, Wilson Sonsini Goodrich & Rosati, located at 12235 El Camino Real, Suite 200, San Diego, California.

The actions expected to be taken at the Annual Meeting are described in the attached Proxy Statement and Notice of 2005 Annual Meeting of Stockholders. Included with the Proxy Statement is a copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2004. We encourage you to carefully read the Annual Report on Form 10-K, as amended. It includes information about our operations, markets, and products, as well as our audited financial statements and certain information relating to corporate governance.

Among the matters to be considered at the Annual Meeting are proposals requesting the following:

(i)	The ratification of the appointment of Swenson Advisors, LLP as our independent auditors for the fiscal year ending December 31, 2005;

(ii)	The re-election of Kevin J. Kinsella, Kevin R. Sayer, John F. Steel and Edward B. Wilson to our Board of Directors;

(iii)	The ratification and approval of our reincorporation from the State of Nevada into the State of Delaware;

(iv)	The ratification and approval of the form of Indemnification Agreement to be entered into between us and each of our directors, officers and certain agents; and

(v)	The approval and adoption of our 2005 Stock Plan, pursuant to which 1,500,000 shares of Common Stock are reserved for issuance.

These proposals are discussed in greater detail in the enclosed Proxy Statement.

Stockholders of record as of May 18, 2005 may vote at the Annual Meeting. Whether or not you plan to attend the meeting, please complete, sign, date, and return the accompanying proxy card in the enclosed postage-paid envelope. Returning the proxy card does NOT deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains more about the proxy voting. Please read it carefully. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Edward B. Wilson

Edward B. Wilson

President and Chief Executive Officer

AKESIS PHARMACEUTICALS, INC.

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, JUNE 30, 2005

To the Stockholders of Akesis Pharmaceuticals, Inc.:

Notice is hereby given that the 2005 Annual Meeting of Stockholders of Akesis Pharmaceuticals, Inc., a Nevada corporation, will be held on Thursday, June 30, 2005 at 10:00 a.m., at the offices of our general counsel, Wilson Sonsini Goodrich & Rosati, located at 12235 El Camino Real, Suite 200, San Diego, California.

Matters to be voted on:

•	The ratification of the appointment of Swenson Advisors, LLP as our independent auditors for the fiscal year ending December 31, 2005;

•	The re-election of Kevin J. Kinsella, Kevin R. Sayer, John F. Steel and Edward B. Wilson to our Board of Directors;

•	The ratification and approval of our reincorporation from the State of Nevada into the State of Delaware;

•	The ratification and approval of the form of Indemnification Agreement to be entered into between us and each of our directors, officers and certain agents;

•	The approval and adoption of our 2005 Stock Plan, pursuant to which 1,500,000 shares of Common Stock are reserved for issuance; and

•	Any other matters that may properly be brought before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. Stockholders of record as of the close of business on May 18, 2005 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary’s office, located at 888 Prospect Street, Suite 320, La Jolla, California for ten days prior to the Annual Meeting.

By Order of the Board of Directors

/s/ Edward B. Wilson

Edward B. Wilson

President and Chief Executive Officer

June 15, 2005

YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Page
Information Concerning Solicitation and Voting	1

General information about the meeting	1

Proposal One: The Ratification of the Appointment of Swenson Advisors, LLP as Our Independent Auditors for the Fiscal Year Ending December 31, 2005	4

Proposal Two: The Re-Election of Kevin J, Kinsella, Kevin R. Sayer, John F. Steel and Edward B. Wilson to Our Board of Directors	5

Nominees	5
Vote Required	5
Information about the Directors and the Nominees	6
Directors’ Compensation	7
Board Meetings and Committees	7
Committees of the Board	7
Audit Committee	7
Compensation Committee	8
Compensation Committee Interlocks and Insider Participation	8
Nominating Committee	8
Report of the Board of Directors on Compensation	10
Report of the Audit Committee of the Board of Directors	11

Proposal Three: The Ratification and Approval of Our Reincorporation from the State of Nevada into the State of Delaware	12

Proposal Four: The Ratification and Approval of the Form of Indemnification Agreement to be Entered into Between Us and Each of Our Directors, Officers and Certain Agents	22

Proposal Five: The Approval and Adoption of Our 2005 Stock Plan, Pursuant to which 1,500,000 Shares of Common Stock are Reserved for Issuance	26

General	26
Description of 2005 Stock Plan	27
Terms and Conditions of Options	27
Number of Awards Granted to Employees, Directors and Consultants	29
Federal Tax Aspects	29

Executive Officers	30

Information about the Executive Officers	30

Security Ownership of Certain Beneficial Owners and Management	30

Principal Share Ownership	30

Executive Compensation and Other Matters	30

Executive Compensation	30

AKESIS PHARMACEUTICALS, INC. 888 Prospect Street, Suite 320 La Jolla, California 92037 PROXY STATEMENT FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed Proxy is solicited on behalf of the Board of Directors of Akesis Pharmaceuticals, Inc. (“we,” “us” or “our”), for use at the 2005 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Thursday, June 30, 2005 at 10:00 a.m. (Pacific Daylight Time), and at any postponement or adjournment thereof. The purposes of the Annual Meeting are set forth in the accompanying Notice of 2005 Annual Meeting of Stockholders.

The Annual Meeting will be held at the offices of our general counsel, Wilson Sonsini Goodrich & Rosati, located at 12235 El Camino Real, Suite 200, San Diego, California.

These proxy solicitation materials and the enclosed Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2004, including financial statements, were first mailed on or about June 15, 2005 to all stockholders entitled to vote at the meeting.

GENERAL INFORMATION ABOUT THE MEETING

Who may vote	You may vote if our records showed that you owned your shares as of May 18, 2005 (the “Record Date”). At the close of business on that date, we had a total of 14,992,552 shares of Common Stock issued and outstanding, which were held of record by approximately 390 stockholders. As of the Record Date, we had no shares of Preferred Stock outstanding. You are entitled to one vote for each share that you own.

Voting your proxy	If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by signing, dating and mailing the proxy card in the postage paid envelope that we have provided. Of course, you may also choose to come to the meeting and vote your shares in person. Whichever method you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

Matters to be presented	We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions.

Changing your vote	To revoke your proxy instructions if you are a holder of record, you must (i) advise John T. Hendrick, our Chief Financial Officer, in writing before the proxy holders vote your shares, (ii) deliver later proxy instructions, or (iii) attend the meeting and vote your shares in person.

Cost of this proxy solicitation	We will pay the cost of this proxy solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this.

How votes are counted	A quorum will exist and the Annual Meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your outstanding shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Abstentions and Broker Non- Votes	Shares that are voted “WITHHELD” or “ABSTAIN” are treated as being present for purposes of determining the presence of a quorum and as entitled to vote on a particular subject matter at the Annual Meeting. If you hold your common stock through a broker, the broker may be prevented from voting shares held in your brokerage account on some proposals (a “broker non-vote”) unless you have given voting instructions to the broker. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but not for purposes of determining whether a proposal has passed.

Our Voting Recommendations	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the following recommendations of our Board of Directors:

• “FOR” the ratification of the appointment of Swenson Advisors as our independent auditors for the fiscal year ending December 31, 2005;

• “FOR” the re-election of Kevin J. Kinsella, Kevin R. Sayer, John F. Steel and Edward B. Wilson to our Board of Directors;

• “FOR” the ratification and approval of our reincorporation into the State of Delaware;

• “FOR” the ratification and approval of the form of Indemnification Agreement to be entered into between us and each of our directors, officers and certain agents; and

• “FOR” the approval and adoption of our 2005 Stock Plan, pursuant to which 1,500,000 shares of Common Stock are reserved for issuance.

Deadline for Receipt of Stockholder Proposals	Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Stockholder proposals that are intended to be presented by such stockholders at our 2006 Annual Meeting of Stockholders must be received by us no later than February 10, 2006 to be considered for inclusion in the Proxy Statement and form of Proxy relating to that meeting. We may confer discretionary authority to vote on any matters submitted for inclusion in the Proxy Statement for our 2006 Annual Meeting of Stockholders that we have received prior to April 26, 2006.

We will provide without charge to each stockholder solicited by these proxy solicitation materials a copy of our Annual Report on Form 10-K, as amended, together with the financial statements, financial statement schedules and all other exhibits required to be filed with the Annual Report on Form 10-K, as amended, upon written request of the stockholder to Akesis Pharmaceuticals, Inc., 888 Prospect Street, Suite 320, La Jolla, California 92037, Attn: Chief Financial Officer.

PROPOSAL ONE: THE RATIFICATION OF THE APPOINTMENT OF SWENSON ADVISORS, LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005

Our Board of Directors has selected Swenson Advisors, LLP, an Independent Registered Public Accounting Firm, to audit our financial statements for the fiscal year ending December 31, 2005. The Board of Directors unanimously recommends that stockholders vote FOR the ratification of this appointment.

The decision to appoint Swenson Advisors, LLP was made by our Board of Directors. Before making its decision, the Board of Directors carefully considered Swenson Advisors, LLP’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Board of Directors’ review also included matters required to be considered under the Securities and Exchange Commission’s Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants. The Board of Directors expressed its satisfaction with Swenson Advisors, LLP in all of these respects.

Although ratification by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint new independent auditors at any time during the year if the Board of Directors believes that such a change would be in the best interest of us and our stockholders. If the stockholders do not ratify the appointment of Swenson Advisors, LLP, the Board of Directors may reconsider its selection.

Swenson Advisors, LLP’s first audit of our financial statements was for the fiscal year ended December 31, 2004. Representatives of Swenson Advisors, LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Chisholm, Bierwolf & Nilson, LLC was our independent auditor for the fiscal year ended December 31, 2003. Chisholm, Bierwolf & Nilson, LLC audited our financial statements from January 1, 2003 to December 31, 2003. Chisholm, Bierwolf & Nilson, LLC ceased being our auditors on January 24, 2005, following our acquisition of Akesis Pharmaceuticals, Inc., a Delaware corporation and currently our wholly-owned subsidiary. Representatives of Chisholm, Bierwolf & Nilson, LLC will not be present at the Annual Meeting.

FEES BILLED BY SWENSON ADVISORS, LLP AND CHISHOLM, BIERWOLF & NILSON, LLC DURING FISCAL YEAR 2004 AND 2003, RESPECTIVELY

The following table sets forth the approximate aggregate fees billed by Swenson Advisors, LLP for the fiscal year ended December 31, 2004 and by Chisholm, Bierwolf & Nilson, LLC for the fiscal year ended December 31, 2003:

	2004	2003
Audit Fees (1)	$41,500	$1,448
Audit-Related Fees (2)	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

Total Fees	$41,500	$1,448

(1)	Includes fees for review of our financial statements included in our quarterly reports on Form 10-Q and annual reports on Form 10-K.
(2)	Includes fees for assistance with SEC filings (other than reports on Form 10-Q and Form 10-K) and various accounting consultation.

The Audit Committee of the Board of Directors will pre-approve all audit and non-audit services provided to the Company by Swenson Advisors, LLP.

The Audit Committee of the Board of Directors has determined that the accounting advice and tax services provided by Swenson Advisors, LLP are compatible with maintaining Swenson Advisors, LLP’s independence.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of Swenson Advisors, LLP as our independent auditors for the fiscal year ending December 31, 2005.

PROPOSAL TWO: THE RE-ELECTION OF KEVIN J. KINSELLA, KEVIN R. SAYER, JOHN F. STEEL AND EDWARD B. WILSON TO OUR BOARD OF DIRECTORS

At each annual meeting of stockholders, directors are elected for a term of one year or until their respective successors are duly elected and qualified.

Nominees	Kevin J. Kinsella, Kevin R. Sayer, John F. Steel and Edward B. Wilson are the Board of Directors’ nominees for re-election to the Board of Directors at the Annual Meeting. If elected, Messrs. Kinsella, Sayer, Steel and Wilson will serve as directors until our annual meeting in 2006, or their earlier resignation or removal and until their successors are duly elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. Kinsella, Sayer, Steel and Wilson. If any of Messrs. Kinsella, Sayer, Steel and Wilson is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that any of Messrs. Kinsella, Sayer, Steel and Wilson would be unable or unwilling to serve as a director.

Vote Required	If a quorum is present and voting, the nominee receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes will have no effect on the election of directors.

Information about the Directors and the Nominees	The following table sets forth information regarding our nominees as of May 18, 2005:

Name	Age	Position	Director Since

Nominees to be elected at the Annual Meeting:
Kevin J. Kinsella (1)	59	Director	2004
Kevin R. Sayer (1)	48	Director	2005
John F. Steel (1)	45	Director	2004
Edward B. Wilson	59	Director	2004

(1) Audit Committee Member

There are no family relationships between any director or executive officer.

Kevin J. Kinsella	Mr. Kinsella has been in the venture capital industry since 1983 when he founded Avalon Ventures and is currently a general partner of Avalon Ventures. From July 1999 to October 2004, Mr. Kinsella was the part-time Chief Executive Officer of X-Ceptor Therapeutics, a biotechnology company focused on developing small molecule drugs against orphan nuclear receptors. X-Ceptor Therapeutics was purchased by Exelixis in October 2004. Mr. Kinsella has specialized in the formation, financing and development of more than 50 early stage companies, including Athena Neurosciences, Argonaut Technologies, ARIAD Pharmaceuticals, Aurora Biosciences, Caliper Technologies, GenPharm International, Neurocrine Biosciences, Onyx Pharmaceuticals, Pharmacopeia, Sequana Therapeutics, Senomyx, and Vertex Pharmaceuticals. Mr. Kinsella was the founding chairman of Athena, Aurora, Landmark, Microcide, NeoRx, Onyx, Sytera, Synaptics, Vertex, X-Ceptor and Sequana. He also is an early stage investor in Akesis, Ansata, Ambit Biosciences, Centrata, Illumina, Nanostream, Nanosys, ONUX Medical and Sytera. Mr. Kinsella graduated from the Massachusetts Institute of Technology in 1967 with a Bachelor of Science degree in Management, with minors in Electrical Engineering and Political Science. He received a Master of Arts degree in International Relations from the Johns Hopkins School of Advanced International Studies (SAIS) in 1969 and did post-graduate work in political economics on a Rotary International Fellowship at the University of Stockholm, Sweden.

Kevin R. Sayer	Mr. Sayer served as Executive Vice President and Chief Financial Officer of Specialty Labs SP (NYSE), a clinical reference laboratory services company, from April 2004 to May 2005. From 1994 to 2001, Mr. Sayer was the Chief Financial Officer of Minimed, Inc., a publicly traded medical device company focused on diabetes management. Mr. Sayer began his career in public accountancy and from 1983 to 1994 held various positions at Ernst & Young, LLP. He received concurrent bachelors and masters degrees in accounting and information systems from Brigham Young University in 1983. Mr. Sayer is a certified public accountant.

John F. Steel	Mr. Steel has served as Chairman of the Board of Directors and Chief Executive Officer of Microislet Inc. since April 2002. In January 1998, Mr. Steel founded MicroIslet of Delaware, Inc., a company acquired by

Microislet Inc. that is now its wholly owned subsidiary, and served as its Chairman and Chief Executive Officer from September 1998 to April 2002. Mr. Steel also served as a director of DiaSense, Inc. from January 4, 2001 to April 2, 2002. From January 1996 to December 1997, Mr. Steel was a founder, Chief Executive Officer and a director of AKESIS Pharmaceuticals, Inc., a company that developed a patented treatment for insulin resistance for Type II diabetes. From January 1987 to June 1990, Mr. Steel served as the Vice President of Defined Benefit Inc., a company he founded in 1986 that provided financial services to health care professionals. From 1989 to 1994, Mr. Steel consulted to several public and private companies on business issues related to distribution of goods, services, and finances through Steel Management. Mr. Steel received his MBA degree with an emphasis in finance from the University of Southern California and a Bachelor of Arts degree from Dartmouth College.

Edward B. Wilson	Mr. Wilson has served as our President and Chief Executive Officer since December 2004. Prior to joining us, Mr. Wilson served as a divisional director of Medtronic, Inc., a medical technology company, from September 2001 to July 2004. From March 1986 to September 2001, Mr. Wilson held various positions, including divisional director, at MiniMed, a medical devices manufacturing and sales company acquired by Medtronic. For the past 18 years, Mr. Wilson has worked in delivery of high tech therapies for diabetes. Mr. Wilson has held a variety of sales and marketing positions in other biomedical companies such as Zimmer USA and IMED. Mr. Wilson received his B.A. degree from the University of Utah in 1971 with dual major in biology and German.

Compensation of Directors

Directors’ Compensation	The Board of Directors has approved payment of $3,000 to each non-employee member of the Board of Directors for each month such person serves as a director of the Company.

Board Meetings and Committees

The Board of Directors held a total of 1 meeting during fiscal year 2004. All of our directors at that time attended the meeting.

Committees of the Board	The Board of Directors currently has an Audit Committee. The following describes the Audit Committee, its current membership, the number of meetings held during fiscal year 2004 and its function. Each of the Audit Committee members is a non-employee director. The Board of Directors has determined that the Audit Committee members are independent directors.

Audit Committee	The Audit Committee consists of Messrs. Sayer, who is the chairman, Kinsella and Steel. The Board of Directors has determined that Mr. Sayer qualifies as an “audit committee financial expert” as defined under applicable rules of the Securities Exchange Commission. The Audit Committee did not

hold any meetings during fiscal 2004. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Exhibit A. The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of audit and other services provided by the independent auditors, reviews the accounting principles and auditing practices and procedures to be used in preparing our financial statements, and receives and considers comments from the independent auditors on our internal controls. The Audit Committee meets with our independent auditors on a quarterly basis, following completion of the independent auditors’ quarterly reviews and annual audit, to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope of the audit services to be performed.

Compensation Committee	The Board of Directors does not have a Compensation Committee currently in place. Each of the non-employee directors of the Board of Directors makes recommendations to the Board of Directors regarding the compensation of officers and other managerial employees, administers the Company’s stock option plan and any other equity incentive plans adopted by the Company and provides disinterested administration of any employee benefit plans in which our executive officers are eligible to participate.

Compensation Committee Interlocks and Insider Participation	During fiscal year 2004, none of our non-employee members of the Board of Directors or executive officers served as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board of Directors.

Nominating Committee

The Board of Directors does not have a Nominating Committee currently in place. We believe it is appropriate not to have such a committee because the Board of Directors as a whole can effectively perform the same functions.

Any stockholder wishing to nominate a candidate for director at a stockholders’ meeting must provide advance notice as described under “Deadline for Receipt of Stockholder Proposals” and must furnish certain information about the proposed nominee. The Board of Directors does not have a policy with regard to the consideration of director candidates recommended by our stockholders. We believe it is appropriate not to have such a policy because the Board of Directors evaluates all director candidates with the same scrutiny.

Our independent directors approve all nominees for membership on the Board of Directors, including the slate of director nominees to be proposed by the Board of Directors to our stockholders for election or any director nominees to be elected or appointed by the Board of Directors to fill interim director vacancies on the Board of Directors.

In addition, our independent directors appoint directors to committees of the Board of Directors and suggest rotation for chairpersons of committees of the Board of Directors as it deems desirable from time to time; and they evaluate and recommend to the Board of Directors the termination of membership of individual directors in accordance with the Board of Directors’ corporate governance principles, for cause or other appropriate reasons (including, without limitation, as a result of changes in directors’ employment or employment status). Director nominees are expected to have considerable management experience that would be relevant to our current and expected future business directions, a track record of accomplishment and a commitment to ethical business practices.

Our independent directors assist the Board of Directors in identifying qualified persons to serve as our directors. They evaluate all proposed director nominees, evaluate incumbent directors before recommending re-nomination, and recommend all approved candidates to the Board of Directors for appointment or nomination to our stockholders. They select as candidates to the Board of Directors for appointment or nomination individuals of high personal and professional integrity and ability who can contribute to the Board of Directors’ effectiveness in serving the interests of our stockholders.

All of our current director candidates were recommended for re-election by the Board of Directors.

Report of the Board of Directors on Compensation

The following is the report of the non-employee members of our Board of Directors with respect to the compensation earned by our executive officers during fiscal 2004. Actual compensation paid during fiscal 2004 to such executive officers can be found in the Summary Compensation table contained in our Annual Report on Form 10-K, as amended.

Compensation Philosophy	We operate in the extremely competitive and rapidly changing life sciences industry. We believe that the compensation programs for our executive officers should be designed to attract, motivate and retain talented executives responsible for our success and should be determined within a competitive framework and based on the achievement of designated business objectives, individual contribution, customer satisfaction and financial performance. Within this overall philosophy, our objectives are to provide a competitive total compensation package that takes into consideration the compensation practices of companies with which we compete for executive talent.

Components of Executive Compensation	The compensation program for our executive officers consists of the following components:

• Base Salary; and

• Additional Compensation as may be provided for in “Employment Offer Letters” entered into with certain of our executive officers.

Base Salary	The Board of Directors reviewed and approved fiscal 2004 salaries for our Chief Executive Officer and other persons named in the Summary Compensation Table. We based our decision upon competitive compensation data, and each person’s job responsibilities, level of experience, individual performance and contribution to the business establish base salaries. In making base salary decisions, the Board of Directors exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. The Board of Directors’ decision with regard to Edward B. Wilson’s base salary was based on both his personal performance of his duties and the salary levels paid to chief executive officers of peer companies. Since we are a newly operating company, we relied primarily upon Mr. Wilson’s experience and peer salaries to determine his salary. Again there was no specific formula applied to determine the weight of each factor.

Section 162(m)	We have considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer or any of our next four most highly compensated executive officers, unless compensation is performance-based.

Respectfully submitted by Members

of the Board of Directors on June 15, 2005:

Kevin J. Kinsella

Kevin R. Sayer

John F. Steel

Report of the Audit Committee of the Board of Directors

The following is the report of the Audit Committee of the Board of Directors, as it stood on June 15, 2005. The purpose of the Audit Committee is to monitor the Company’s system of internal accounting controls, to make recommendations to the Board of Directors regarding the selection of independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Directors’ attention. The Board of Directors believes that all of the members of our committee are “independent directors” as defined under National Association of Securities Dealers, Inc. Rule 4200 and Rule 10A-3 of the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2004 with management and Swenson Advisors, LLP. In addition, the Audit Committee has discussed with Swenson Advisors, LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter from Swenson Advisors, LLP as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of Swenson Advisors, LLP with that firm. The Audit Committee also has considered the non-audit services provided by Swenson Advisors, LLP and determined that the services provided are compatible with maintaining the independent accountants’ independence.

Based on the Audit Committee’s review of the matters noted above and its discussions with the Company’s independent auditors and the Company’s management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company’s Annual Report on Form 10-K and any amendments thereto.

Respectfully submitted by Members

of the Audit Committee on June 15, 2005:

Kevin R. Sayer, chairman

Kevin J. Kinsella

John F. Steel

PROPOSAL THREE: THE RATIFICATION AND APPROVAL OF OUR REINCORPORATION FROM THE STATE OF NEVADA INTO THE STATE OF DELAWARE

The Board of Directors has determined that it would be advisable to reincorporate the Company into Delaware. The Board of Directors has approved the incorporation of a wholly-owned subsidiary of the Company in the State of Delaware and the subsequent merger of the Company with and into the subsidiary, in which the subsidiary will acquire all of the assets and assume all of the liabilities of the Company and shall be the surviving corporation.

Approval of the proposed reincorporation will also constitute approval of the Merger Agreement and the charter documents of the wholly owned Delaware subsidiary. Accordingly, the discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Akesis Pharmaceuticals, Inc. Certificate of Incorporation (the “Certificate of Incorporation”) and Bylaws, copies of which are attached hereto as Exhibit B, Exhibit C and Exhibit D, respectively. For purposes of the ensuing discussion only, “Akesis Nevada” refers to Akesis Pharmaceuticals, Inc. incorporated under the laws of the State of Nevada and “Akesis Delaware” refers to the wholly owned subsidiary incorporated under the laws of the State of Delaware, which shall be the surviving corporation following the aforementioned merger. In order to facilitate the proposed reincorporation, the Company will also be changing the name of its current Delaware subsidiary, also called Akesis Pharmaceuticals, to a different name.

No Change in the Board Members, Business, Management, Employee Plans or Location of Principal Facilities of Akesis Nevada	The proposed reincorporation will effect a change in the legal domicile of Akesis Nevada, and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The proposed reincorporation will NOT result in any change in the name, business, management, fiscal year, assets, liabilities or location of the principal facilities of Akesis Nevada. The directors of Akesis Nevada will continue as the directors of Akesis Delaware. All Akesis Nevada employee benefit and stock option plans will be continued by Akesis Delaware, and each outstanding option, warrant or right to purchase Akesis Nevada Common Stock will automatically be converted into an option, warrant or right to purchase the same number of shares of Akesis Delaware Common Stock at the same price per share, upon the same terms and subject to the same conditions. Shareholders should also note that approval of the proposed reincorporation will also constitute approval of the assumption of all Akesis Nevada employee benefit and stock option plans by Akesis Delaware. Akesis Nevada’s other employee benefit arrangements will also be continued by Akesis Delaware, upon the terms, and subject to the conditions, currently in effect.

The Charter and Bylaws of Akesis Nevada and Akesis Delaware	The provisions of the Akesis Delaware Certificate of Incorporation and Bylaws which will be in effect immediately following the proposed reincorporation are similar to those of the Akesis Nevada Restated Articles of Incorporation and Bylaws in most respects. Delaware law permits the implementation of certain provisions in a corporation’s certificate of incorporation or bylaws which alter some of the rights of shareholders and the powers of management of a Nevada company. For a discussion of such changes, see “Significant Differences Between the Corporate Laws of Nevada and Delaware.” Copies of the Akesis Delaware Certificate of Incorporation and Bylaws are attached hereto as Exhibit C and Exhibit D, and this discussion does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all of the provisions of those exhibits.

Principal Reasons for the Proposed Reincorporation	For many years Delaware has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations. Many publicly-held and privately-held corporations initially choose Delaware for their state of incorporation or subsequently change their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have thereby developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

Antitakeover Implications	Delaware, like many other states, permits a corporation to adopt a number of measures, through amendment of its corporate charter, bylaws or otherwise, that are designed to reduce its vulnerability to unsolicited takeover attempts. The proposed reincorporation is not being proposed in order to prevent such a change in control, nor is it in response to any known attempt to acquire majority share ownership or Board representation.

In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated, and will continue to evaluate, the Company’s vulnerability to potential unsolicited bidders, taking into consideration in the future the adoption of certain defensive strategies designed to enhance the Board’s ability to negotiate with an unsolicited bidder. These strategies may include, but are not limited to, the adoption of a shareholder rights plan, severance agreements for management and key employees which become effective upon a change in control of the Company, and the issuance of preferred stock, the rights and preferences of which are determined by the Board of Directors. Many of these measures are permitted under Nevada law. There is nonetheless substantial judicial precedent in Delaware as to the legal principles applicable to these measures and as to the assessment of the conduct of boards of directors under the business judgment rule with respect to unsolicited takeover attempts.

Certain effects of the proposed reincorporation may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law (“Section 203”) restricts certain “business combinations” with “interested stockholders” for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. Corporations may opt out of the provisions of Section 203 and thus decline its potential antitakeover protection; however, the Company does not intend to do so. See “Significant Differences Between the Corporate Laws of Nevada and Delaware—Shareholder Approval of Certain Business

Combinations.” In addition, certain changes to the relative rights of stockholders and management which have antitakeover implications may be implemented under Delaware law.

The Board of Directors believes that unsolicited takeover attempts, in addition to possibly causing serious disruption to the business and management of the Company, may be unfair or disadvantageous to the Company and its shareholders because a non-negotiated takeover bid may: (i) be timed to take advantage of temporarily depressed stock prices; (ii) be designed to foreclose or minimize the possibility of more favorable competing bids; and (iii) involve the acquisition of only a controlling interest in the corporation’s stock, without affording all shareholders the opportunity to receive the same economic benefits.

By contrast, the Board of Directors believes that, by preserving the process whereby an acquirer must negotiate with an independent Board of Directors, the Board can and should take account of the underlying and long-term values of assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company’s business not yet reflected in its stock price and equal treatment of all shareholders.

Possible Disadvantages	Despite the unanimous belief of the Board of Directors that the proposed reincorporation is in the best interests of the Company and its shareholders, some shareholders may find the proposal disadvantageous to the extent that it may have the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders deem to be in their best interests or in which shareholders are to receive a substantial premium for their shares over the market value or their cost basis in such shares. As a result of these effects, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management or to effect a change in control of the Company which is opposed by the Board. This strengthened tenure and authority of the Board could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders.

It should be noted further that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders’ rights and the powers of management under Delaware and Nevada law, see “Significant Differences Between the Corporate Laws of Nevada and Delaware.”

The Board of Directors has considered these potential disadvantages and has unanimously concluded that the potential benefits of the proposed reincorporation outweigh the possible disadvantages.

Application of California Corporate Law to Nevada and Delaware Corporations	Under Section 2115 of the California Corporations Code, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California.

So long as a Delaware, Nevada or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California Corporations Code. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters’ rights and inspection of corporate records.

A foreign corporation transacting business in California is subject to Section 2115 if the average of its property factor, payroll factor and sales factor (as such terms are defined in the California Revenue and Taxation Code) is more than 50% during is its last full income year and if more than one-half of its outstanding voting securities are held of record by persons having addresses in California. Even if the corporation meets the criteria set forth in the preceding sentence, a corporation is not subject to Section 2115 if its securities are listed on a national exchange or the Nasdaq National Market and whose shares are held by at least 800 holders as of the record date of its most recent Annual Meeting of Stockholders.

Akesis Nevada is currently subject to these provisions of California law, and the Board of Directors expects that Akesis Delaware will continue to be subject to these provisions of California law.

Notwithstanding the foregoing, the Delaware Supreme Court recently declared certain provisions of Section 2115 relating to shareholder voting rights to be invalid. While California courts are not bound by the Delaware Court’s decision, the continued applicability of certain provisions of Section 2115 of the California Corporations Code regarding shareholder voting rights is uncertain.

Certain Differences and Similarities Between the Corporate Laws of Nevada and Delaware	The corporate laws of Nevada and Delaware differ in many respects. It is not practical to describe all such differences in this Proxy Statement, but the principal differences which could materially affect the rights of shareholders are discussed below.

Size of the Board of Directors	Delaware law and Nevada law permit the board of directors alone to change the authorized number or the range of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation or articles of incorporation, as the case may be, (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation, or articles of incorporation, as the case may be, following approval of such change by the stockholders). If the proposed reincorporation is approved, the four (4) current directors of Akesis Nevada will continue as directors of Akesis Delaware after the proposed reincorporation is consummated and the stockholder vote requirements to increase the size of the Board of Directors above four (4) members will be eliminated.

Cumulative Voting	Under Delaware law and Nevada law, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation’s certificate of incorporation or articles of incorporation, as the case may be, if shareholders are to be entitled to cumulative voting rights.

Cumulative voting entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the total number of directors to be elected, and to cast all such votes for one nominee or distribute the votes among up to as many candidates as there are positions to be filled. Without cumulative voting, a shareholder or group of shareholders must hold a majority of the voting shares to cause the election of one or more nominees. Cumulative voting enables a minority shareholder or group of shareholders holding a relatively small number of shares to elect a representative or representatives to the Board of Directors.

Classified Board of Directors	A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. Delaware law and Nevada law permit, but do not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. This method of electing directors makes changes in the composition of the board of directors, and thus a potential change in control of a corporation, a lengthier and more difficult process. Classification of directors is also likely to provide the Board of Directors with greater continuity and experience. As of immediately following the proposed reincorporation, Akesis Delaware will not have a classified board.

Power to Call Special Shareholder Meetings	Akesis Nevada’s Bylaws provide that a holder of at least 10% of the shares entitled vote a such special meeting may call a special meeting. Under Delaware law, a special meeting may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws and those provisions may not necessarily include a right for a 10% or greater vote of shareholders to call a special meeting. An elimination of this shareholder power may make it more difficult for shareholders to initiate action that is opposed by the Board. Such action on the part of stockholders could include removal of a director, election of a director or the implementation of a rule requiring stockholder ratification of specific defensive strategies. In addition, the elimination of the ability of the shareholders to initiate action at a special meeting may make it more difficult to change the existing Board of Directors and management. The increase in the percentage of shares required to call a special meeting may make it more difficult for the shareholders to initiate an action that the Board of Directors opposes or make it more difficult to change the existing board and management. Akesis Delaware’s Bylaws permit the holder of 10% or more of the voting securities entitled to vote at a special meeting of stockholders to initiate such a meeting.

Elimination of Actions by Written Consent of Stockholders	Under Nevada and Delaware law, stockholders may execute an action by written consent in lieu of a stockholder meeting. Delaware law and Nevada law permit a corporation to eliminate such actions by written consent in its charter. Elimination of written consents of stockholders could lengthen the amount of time required to take stockholder actions since certain actions by written consent are not subject to the minimum notice requirement of a stockholders’ meeting. The elimination of stockholders’ written consents, however, would deter hostile takeover attempts. Without the stockholder’s written consent, a holder or group of holders controlling a majority in interest of Akesis Delaware’s capital stock would not be able to amend Akesis Delaware’s Bylaws or remove directors pursuant to a stockholder’s written consent. Any such holder or group of holders would have to call a stockholders’ meeting and wait the notice periods determined by the Board of Directors pursuant to Akesis Delaware’s Bylaws prior to taking any such action. The Akesis Delaware Certificate of Incorporation does not permit the use of stockholders’ written consents.

Shareholder Approval of Certain Business Combinations	In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of “unfriendly” corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Nevada adopted Nevada Revised Statutes Sections 78.411 to 78.444, which are similar in operation and effect to Section 203 of the Delaware General Corporation Law. Under Section 203 of the Delaware General Corporation Law, certain “business combinations” by Delaware corporations with “interested stockholders” are subject to a three-year moratorium unless specified conditions are met.

Section 203 prohibits a Delaware corporation from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who owns 15% or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. For purposes of Section 203, the term “business combination” is defined broadly to include mergers with or caused by the interested stockholder, sales or other dispositions to the interested stockholder (except proportionately with the other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of the corporation’s consolidated assets or its outstanding stock, the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers which do not increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock), or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the voting stock not owned by the interested stockholder.

Section 203 only applies to Delaware corporations which have a class of voting stock listed on a national securities exchange, quoted on an interdealer quotation system such as Nasdaq or held of record by more than 2,000 stockholders. In addition, a Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to its bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors. Akesis Delaware does not intend to elect not to be governed by Section 203.

The Company believes that so long as the constitutionality of Section 203 is upheld, Section 203 will encourage any potential acquirer to negotiate with the Company’s Board of Directors. Section 203 also has the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Akesis Delaware in which all stockholders would not be treated equally. Shareholders should note that the application of Section 203 to Akesis Delaware will confer upon the Board the power to reject a proposed business combination, even though a potential acquirer may be offering a substantial premium for Akesis Delaware’s shares over the then-current market price (assuming the stock is then publicly traded). Section 203 should also discourage certain potential acquirers unwilling to comply with its provisions.

Removal of Directors

Under Nevada law, any director or the entire board of directors may be removed with or without cause, by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote; however, if a corporation has cumulative voting no director may be removed unless such removal is approved by stockholders owning a sufficient number of shares to prevent the director’s election under cumulative voting.

Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board of directors is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director if then cumulatively voted at an election of the entire board of directors. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides.

Filling Vacancies on the Board of Directors

Nevada law provides that all vacancies, including those resulting from the removal of a director, may be filled by a majority of the remaining directors unless the corporation’s articles of incorporation provide otherwise.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy).

Loans to Officers and Employees	Under Delaware law and Nevada law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

Indemnification and Limitation of Liability	Nevada and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of these states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty.

The Certificate of Incorporation of Akesis Delaware eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law and Nevada law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director’s duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

The limitation of liability provisions permissible under Nevada and Delaware law also may not limit a director’s liability for violation of, or otherwise relieve directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

Nevada and Delaware corporations may include in their charter a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. The Certificate of Incorporation of Akesis Delaware includes such a provision.

Inspection of Shareholder List	Nevada and Delaware law allow any shareholder to inspect and copy the shareholder list for a purpose reasonably related to such person’s interest as a shareholder. Nevada law provides, in addition, for an absolute right to inspect and copy the shareholder list by persons holding an aggregate of 5% or more of a corporation’s voting shares. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders’ meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by Nevada law to certain shareholders.

Dividends and Repurchases of Shares	The concepts of par value, capital and surplus are retained under Delaware law and Nevada law.

Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

Nevada law permits a corporation to make distributions to its stockholders unless (1) the corporation would not be able to pay its debts as they become due in the usual course of business or (2) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders where preferential rights are superior to those stockholders receiving the distribution.

Shareholder Voting	Nevada and Delaware law generally require that a majority of the acquiring and target corporations approve statutory mergers. Delaware law and Nevada law do not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation, or articles of incorporation, as the case may be) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. Nevada and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

Delaware law and Nevada law generally do not require class voting, except in certain transactions involving an amendment to the certificate of incorporation which adversely affects a specific class of shares.

Interested Director Transactions	Under Nevada and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Nevada and Delaware law. Under Nevada and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of board approval the contract or transaction must also be “fair” to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. Under Delaware law and Nevada law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum).

Voting by Ballot	Nevada law provides that the election of directors may proceed in the manner described in a corporation’s bylaws. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Bylaws of Akesis Delaware do not address election by ballot, but the Certificate of Incorporation provides that election of the directors need not be by written ballot. Stockholders of Akesis Delaware, therefore, may demand election by ballot, unless and until the Certificate of

Incorporation is amended, which would require a majority stockholder vote. It may be more difficult for a stockholder to contest the outcome of a vote which has not been conducted by written ballot.

Shareholder Derivative Suits	Under Delaware law and Nevada law, a stockholder may only bring a derivative action on behalf of the corporation if he or she was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law.

Appraisal Rights	Under Nevada and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law and Nevada law, such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive in the transaction only shares which are so listed or held of record, plus cash in lieu of fractional shares, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

Dissolution	Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation’s stockholders then entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. Akesis Delaware’s Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of Akesis Delaware which had previously been approved by its Board of Directors. Under Nevada law, only the board of directors may authorize a corporation’s dissolution; however, approval of a majority of the total voting power is required to implement the dissolution.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification and approval of our reincorporation from the State of Nevada into the State of Delaware.

PROPOSAL FOUR: THE RATIFICATION AND APPROVAL OF THE FORM OF INDEMNIFICATION AGREEMENT TO BE ENTERED INTO BETWEEN US AND EACH OF OUR DIRECTORS, OFFICERS AND CERTAIN AGENTS

The Board of Directors has determined that it would be advisable to enter into indemnification agreements with our directors, officers and agents in the form attached hereto as Exhibit E. The Board of Directors has approved a form of indemnification agreement to be entered into between us and our directors, officers and agents, pursuant to which the Company shall provide for the indemnification of such persons to the maximum extent permitted under Delaware law to be effective contemporaneously with the effectiveness of the Company’s reincorporation into Delaware.

General	The Indemnification Agreements are a response to (i) the increasing hazard of unfounded litigation directed against directors, officers and agents and its related expenses, (ii) the reduced availability of directors’ and officers’ liability insurance in amounts and with the breadth of coverage historically carried by companies similar to the Company, and the possibility that such insurance may become less available, or that the coverage available may be less broad, in the future, (iii) dramatic increases in premiums for such insurance coverage, and (iv) the potential inability of the Company to continue to attract and retain qualified directors, officers and agents in light of these circumstances.

Indemnification Under State Statutes and Bylaws	Upon reincorporation in Delaware the Company will be subject to the Delaware General Corporation Law (the “DGCL”), which provides a detailed statutory framework covering indemnification of any officer, director, employee or other agent of a corporation who is made or threatened to be made a party to any legal proceeding by reason of his or her service on behalf of the Company. Upon reincorporation the Company’s Certificate of Incorporation and Bylaws will authorize indemnification of the Company’s agents to the fullest extent permitted under Delaware law. The DGCL provides that indemnification against expenses actually and reasonably incurred in connection with any such proceeding shall be made to any such person who has been successful “on the merits” in the defense of any such proceeding, but does not require indemnification in any other circumstance. The DGCL provides that a corporation may indemnify any agent of the corporation, including officers and directors, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in a third party proceeding against such person by reason of his or her service on behalf of the Company, provided the person acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation and, in a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The DGCL provides that, in derivative suits, the corporation may indemnify such a person against expenses, including court-approved settlements, incurred in such a proceeding, provided such person acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation and its stockholders. Indemnification is not available in derivative actions if the director, officer or agent shall have been adjudged to be liable to the corporation unless the court shall determine that such person is entitled to indemnification.

The DGCL permits the advancing of expenses incurred in defending any such proceeding upon the giving of a promise to repay any such sums in the event it is later determined that such person is not entitled to be indemnified. Finally, the DGCL provides that the indemnification provided by the DGCL is not exclusive of other rights to which those seeking indemnification may be entitled, by bylaw, agreement or otherwise, to the extent additional rights are authorized in the corporation’s certificate of incorporation. The DGCL further permits the corporation to procure insurance on behalf of its directors, officers and agents against any liability incurred by any such individual, even if the corporation would not otherwise have the power under applicable law to indemnify the director, officer or agent for such expenses.

Directors’ and Officers’ Liability Insurance	The Company currently has a policy of directors’ and officers’ liability insurance. However, the Board of Directors believes that it serves the interests of the Company and its stockholders to supplement any such coverage the Company maintains by agreeing by contract to indemnify directors and officers, as well as agents, to the fullest extent permitted under applicable law.

Indemnification Agreements	The Indemnification Agreements attempt to provide to the directors, officers and agents of the Company the maximum indemnification allowed under applicable law and under the Company’s Certificate of Incorporation. The Indemnification Agreements provide a scheme of indemnification which may be broader than that specifically provided by the DGCL, where it is expressly stated that the indemnification scheme provided therein is intended to be non-exclusive. It has not yet been determined, however, to what extent the indemnification expressly permitted by DGCL may be expanded, and therefore the scope of indemnification provided by the Indemnification Agreements may be subject to future judicial interpretation.

Any award of indemnification to a director, officer or agent would come directly from the assets of the Company, thereby affecting a stockholder’s investment. It should be noted that if the Indemnification Agreements are approved by the stockholders, such agreements will apply to conduct of the Company’s directors, officers and agents so long as such persons were acting on behalf of the Company.

The Indemnification Agreements set forth a number of procedural and substantive matters which are not addressed, or are addressed but in less detail, in the DGCL, including the following:

First, the Indemnification Agreements provide that an indemnified party shall be indemnified if such party acted in good faith and in a manner the indemnified party reasonably believed to be in or not opposed to the best interests of the Company, and, in a criminal action or proceeding, had no reasonable cause to believe the indemnified party’s conduct was unlawful.

Second, the Indemnification Agreements provide that litigation expenses shall be advanced to an indemnified party at his or her request provided that he or she undertakes to repay the amount advanced if it is ultimately determined that he or she is not entitled to indemnification for such expenses. The DGCL provides that such expenses may be advanced against such an undertaking upon authorization by the board of directors.

Third, the Indemnification Agreements explicitly provide that the indemnification provisions applicable to a derivative suit cover amounts paid in settlement, to the fullest extent permitted by law, where the indemnified party meets the applicable standard of conduct. The DGCL only provides for indemnification for court approved settlements. The enforceability of the provisions in the Indemnification Agreements providing for settlement payments in derivative suits beyond those permitted by the DGCL has not been tested by the courts and may be subject to public policy limitations.

Fourth, in the event the Company does not pay a requested indemnification amount, the Indemnification Agreements allow the indemnified party to contest this determination by petitioning a court to make an independent determination of whether such party is entitled to indemnification under the Indemnification Agreements. In the event of such a contest, the determination of the indemnitee’s right to indemnification shall be determined by the court and neither a determination by the company that indemnification is proper nor a determination that indemnification is improper, shall create a presumption that the indemnitee has or has not met the applicable standard of care. If the court decides that the indemnitee’s right to indemnification is established, the indemnified party will be entitled to indemnification, which will include reimbursement for expenses incurred by the indemnified party in such contest in establishing his or her right to indemnification. The DGCL does not set forth any procedure for contesting a corporation’s determination of a party’s right to indemnification.

Fifth, the Indemnification Agreements explicitly provide for partial indemnification of costs and expenses in the event that an indemnified party is not entitled to full indemnification under the terms of the Indemnification Agreements. The DGCL does not specifically address this issue. It does, however, provide that to the extent that an indemnified party has been successful on the merits, he or she shall be entitled to such indemnification.

Sixth, the Indemnification Agreements automatically incorporate future changes in the law which increase the protection available to the indemnitee. Such changes will apply to the Company without further stockholder approval and may further impair stockholders’ rights or subject the Company’s assets to risk of loss in the event of large indemnification claims.

Finally, the Indemnification Agreements explicitly provide that actions by an indemnified party serving at the request of the Company as a director, officer or agent of a employee benefit plan, corporation, partnership, joint venture or other enterprise shall be covered by the indemnification. The DGCL provides that a corporation may so indemnify such parties. It should be noted that by agreeing by contract to indemnify such parties, the Company may be exposed to liability for actions of an entity over which it may not exercise control, which liability could adversely affect the Company’s financial position.

The Indemnification Agreements reduce significantly the number of instances in which directors and officers might be held liable to the Company for monetary damages for breach of their fiduciary duty of care. Therefore, it should be noted that the current directors and officers of the Company have a direct personal interest in the approval of the Indemnification Agreements.

THE FOREGOING DISCUSSION OF THE INDEMNIFICATION AGREEMENTS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FORM OF INDEMNIFICATION AGREEMENT ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT E, WHICH YOU ARE URGED TO READ AND CONSIDER CAREFULLY.

At present there is no material litigation or proceeding pending involving a director, officer or agent of the Company where indemnification would be required or permitted under the Indemnification Agreements, nor is management of the Company aware of any other material threatened litigation or proceeding that may result in a claim for indemnification under the Indemnification Agreements, by a director, officer or agent.

Indemnification of Liabilities Under the Securities Act of 1933	The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1933, as amended, (the “Act”) is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities which have been registered by the Company, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Vote Required	Section 144 of the DGCL provides that no contract between a corporation and one or more of its directors is either void or voidable because such director or directors are parties to such contract if the material facts as to the transaction and as to such director’s interest are disclosed or known to the stockholders and such contract is approved by the affirmative vote of a majority of the shares voting at the meeting, with the shares owned by the interested directors not entitled to vote thereon, or the contract has been approved by a disinterested majority of the board. If the contract has not been so approved, the contract is not void or voidable if the person asserting the validity of the contract sustains the burden of proving that the contract was just and reasonable to the corporation at the time it was authorized.

Although the Company believes that the form of Indemnification Agreement is just and reasonable to the Company, and that stockholder approval may not therefore be required to validate the Indemnification Agreements, the Company believes that it is appropriate to submit the Indemnification Agreements to the stockholders for their consideration. If the Indemnification Agreements are ratified by the stockholders, they are not void or voidable and the Company’s stockholders may not later assert a claim that the Indemnification Agreements are invalid due to improper authorization; however, the stockholders may challenge the validity of the Indemnification Agreements on other grounds. If the Indemnification Agreements are not ratified by the stockholders, the Company will reconsider the implementation of such agreements. If such agreements are implemented in the absence of stockholder approval, the invalidity of such agreements could thereafter be asserted by the stockholders. In such an instance, the person asserting the validity of the contracts bears the burden of proving that they were just and reasonable to the corporation at the time they were authorized.

Approval of the Indemnification Agreements in accordance with Section 144 will require the affirmative vote of the holders of a majority of the outstanding shares of the Company’s capital stock present in person or by proxy at the meeting (other than shares owned directly or indirectly by an director or officer, which shares may not be voted on this proposal), provided, however, that there is a quorum of the votes held by such disinterested stockholders present at the meeting.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification and approval of the form of indemnification agreement, in the form attached to this Proxy Statement as Exhibit E, to be entered into between us and our directors, officers and agents.

PROPOSAL FIVE: THE APPROVAL AND ADOPTION OF OUR 2005 STOCK PLAN, PURSUANT TO WHICH 1,500,000 SHARES OF COMMON STOCK ARE RESERVED FOR ISSUANCE

General

Stockholders are being asked to approve the 2005 Stock Plan (the “2005 Plan”) so that it may be used to achieve the goals of the Company. On January 24, 2005, the Board of Directors approved the 2005 Plan, subject to approval from the stockholders at the Annual Meeting. Approval of the 2005 Plan requires the affirmative vote by the holders of a majority of the shares of the Company’s common stock that are present in person or by proxy and entitled to vote at the Annual Meeting. Certain of the Company’s named executive officers and directors have an interest in this proposal as they are expected to receive awards under the 2005 Plan.

The Board of Directors authorized and reserved for issuance under the 2005 Plan, 1,500,000 shares of the Company’s common stock.

We strongly believe that the approval of the 2005 Plan is essential to the Company’s continued success. The grant of the options that are provided under the terms of the 2005 Plan are crucial to the Company’s ability to attract and retain highly skilled individuals and to provide additional incentives to our employees to achieve Company goals. Our employees are our most valuable asset and approval of the 2005 Plan is vital to allow the Company to attract and retain those employees. We ask the stockholders to approve the 2005 Plan.

Description of 2005 Stock Plan

The following paragraphs provide a summary of the principal features of the 2005 Plan and its operation. The following summary is qualified in its entirety by reference to the complete copy of the 2005 Plan as filed as Exhibit 10.5 to our Annual Report on Form 10-K filed with the SEC on March 23, 2005.

The 2005 Plan provides for the grant of the following types of incentive awards: (i) incentive stock options, (ii) nonstatutory stock options or (iii) stock purchase rights, collectively referred to as an “Award.” Those eligible for Awards under the 2005 Plan include employees, directors and consultants.

As of May 18, 2005, approximately 7 employees, directors and consultants would be eligible to participate in the 2005 Plan.

Number of Shares of Common Stock Available Under the 2005 Plan

The Board of Directors authorized and reserved for issuance under the 2005 Plan, 1,500,000 shares of the Company’s common stock.

In the event any change, such as a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, is made in the our capitalization that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by us, an appropriate adjustment shall be made to the exercise price and number of shares subject to each Award and to the number of shares which have been reserved for issuance under the 2005 Plan.

Administration of the 2005 Plan	The 2005 Plan will be administered by the Board of Directors or a committee (the “Administrator”) composed of directors or other individuals. To make grants to certain Company officers and employees, the members of the committee must qualify as “non-employee directors” as the term is defined under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) of the Internal Revenue Code (so that the Company can receive a federal tax deduction for certain compensation awarded under the 2005 Plan). Subject to the terms of the 2005 Plan, the Administrator has the sole discretion to determine which employees, directors and consultants will receive Awards (except that incentive stock options may be granted only to employees of the Company), to determine the terms and conditions of those Awards and to make all determinations necessary or advisable in administering the 2005 Plan.

Terms and Conditions of Options	Each option is evidenced by a stock option agreement between the Company and the optionee. No employee, director or consultant will be granted in any calendar year options to purchase more than 300,000 shares of common stock, provided, however, that in connection with his or her initial service, an employee, director or consultant may be granted options to purchase up to an additional 500,000 shares which will not count against the limit set forth above.

Exercise Price	The exercise price of options granted under the 2005 Plan is determined by the Administrator, but the exercise price of incentive stock options may not be less than one hundred percent (100%) of the fair market value of our common stock. In the case of stock options granted to an optionee who owns more than ten percent (10%) of the voting power or value of all classes of our stock, the exercise price must be not less than one hundred and ten percent (110%) of the fair market value on the date of grant. In the case of nonstatutory stock options, the exercise price will be not less than eighty-five percent (85%) of the fair market value of our common stock on the date of grant.

Exercise of the Option	The Administrator determines when options granted under the 2005 Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of common stock to be purchased and tendering payment to us of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, exchange of mature shares of our common stock, cashless exercise, cancellation of indebtedness, or such other consideration as determined by the Administrator.

Termination of Employment	The 2005 Stock Plan provides that if the optionee’s employment, directorship or consulting relationship with the Company is terminated for any reason other than death or permanent disability, an option may thereafter be exercised (to the extent it is then exercisable) within thirty (30) days of termination, or such longer period of time as specified in the option agreement. If the optionee’s employment or consulting relationship with us terminates as a result the optionee’s permanent disability, the optionee may exercise an option within six (6) months of termination, or such longer period of time as specified in the option agreement (to the extent it is then exercisable).

Death	If an optionee should die while an employee, director or consultant of the Company, the optionee’s estate may exercise an option within six (6) months of termination, or such longer period of time as specified in the option agreement (to the extent it is then exercisable).

Termination of Options	The term of options granted under the 2005 Plan may not exceed ten (10) years from the date of grant. In the case of an incentive stock option granted to an optionee who, at the time such option is granted, owns more than ten percent (10%) of the total combined voting power of all classes of our stock or a parent or subsidiary corporation, the term of the option granted may not exceed five (5) years from the date of grant or such shorter term as may be provided in the option agreement.

Restricted Stock

Awards of restricted stock are rights to acquire or purchase shares of the Company’s common stock. The Administrator retains sole discretion to set the terms and conditions that must be met in order for the restricted stock to vest.

Shares of restricted stock that do not vest are subject to forfeiture or our right to repurchase the shares. Generally, shares of restricted stock will be held by the Company in an escrow account until the restrictions on the shares of restricted stock have lapsed. Unless the Administrator determines otherwise, the restricted stock purchase agreement will grant the Company a repurchase option exercisable within ninety (90) days of the voluntary or involuntary termination of the purchaser’s service with us for any reason, including death or disability. The purchase price for shares repurchased pursuant to the restricted stock purchase agreement will be the original purchase price, unless otherwise determined by the Administrator, and may be paid by cancellation of indebtedness of the purchaser to us. The repurchase option will lapse at such rate as determined by the Administrator, but with respect to officers, directors and consultants, the repurchase right shall not lapse at a rate of less than twenty percent (20%) per year over five (5) years from the date of purchase.

Transferability of Awards	Unless otherwise determined by the Administrator, an Award may not be transferred by the optionee, other than by will or by the laws of descent and distribution, and during the lifetime of the optionee may only be exercised by the optionee.

Dissolution or Liquidation	In the event of a proposed dissolution or liquidation of us, the Administrator will notify each participant. The Administrator, in its discretion, may provide for the participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the shares covered under the Award, including shares which would not otherwise be exercisable. Additionally, the Administrator may provide that any Company repurchase right may lapse. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

Change in Control Provisions	In the event of a merger of us with or into another corporation, or a change in control, each outstanding Award shall be treated as determined by the Administrator, including that such Award shall be assumed or substituted or shall fully vest if not assumed or substituted and be exercisable for a designated period of time.

Amendment and Termination of the 2005 Plan	The Board of Directors may amend, alter, suspend or terminate the 2005 Plan, but any such amendment, alteration, suspension or termination shall not adversely affect any Award then outstanding under the 2005 Plan, unless the optionee consents. The 2005 Plan will terminate upon the Company’s Annual Meeting of Stockholders held in 2015, unless terminated sooner by the Board of Directors.

Number of Awards Granted to Employees, Directors and Consultants	The number of awards that any employee, director or consultant receives is in the discretion of the Administrator and cannot be determined in advance.

Federal Tax Aspects	The following paragraphs are a summary of the general federal income tax consequences to United States taxpayers and the Company of Awards granted under the 2005 Plan. Tax consequences for any particular individual may be different.

Incentive Stock Options	An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise,

although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two (2) years after the grant of the option and one (1) year after exercise of the option, any gain or loss (that is, the difference between the sale price and the exercise price of the option) is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the fair market value of the shares at the date of the option exercise (or the sale price of the shares, if less). Any additional gain or loss recognized on such a disposition of the shares is treated as long-term or short-term capital gain or loss, depending on how long the optionee held the shares.

Nonstatutory Stock Options	An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares (on the exercise date) over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Upon the disposition of such shares by the optionee, any additional gain or loss is treated as long-term or short-term capital gain or loss, depending on how long the optionee held the shares.

Restricted Stock	A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares.

Tax Effect for the Company	The Company generally will be entitled to a tax deduction in connection with an Award under the 2005 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income.

The Board of Directors unanimously recommends that stockholders vote “FOR” the adoption and approval of the 2005 Stock Plan and reservation of 1,500,000 shares of common stock issuable thereunder.

EXECUTIVE OFFICERS

Incorporated by reference from our Annual Report on Form 10-K/A filed with the SEC on April 28, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Incorporated by reference from our Annual Report on Form 10-K/A filed with the SEC on April 28, 2005.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Incorporated by reference from our Annual Report on Form 10-K/A filed with the SEC on April 28, 2005.

The information contained above under the captions “Report of the Board of Directors on Compensation” and “Report of the Audit Committee of the Board of Directors” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future SEC filing except to the extent that we specifically incorporates it by reference into such filing.

Certain sections of this Proxy Statement are incorporated by reference from our Annual Report on Form 10-K/A filed with the SEC on April 28, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: June 15, 2005

/s/ Edward B. Wilson

Edward B. Wilson

President and Chief Executive Officer

Exhibit A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

AKESIS PHARMACEUTICALS, INC.

1.	PURPOSE

This Charter (“Charter”) governs the operations of the Audit Committee of the Board of Directors (the “Audit Committee” or the “Committee”) of Akesis Pharmaceuticals, Inc. (the “Company”). The purpose of the Audit Committee shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board of Directors of the Company (the “Board”) in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s financial reporting process, (iii) the Company’s compliance with legal and regulatory requirements under applicable securities law, (iv) the independent auditors’ qualifications, independence and performance, and (v) the Company’s systems of internal accounting and financial controls;

•	Prepare a report in the Company’s annual proxy statement in accordance with the rules of the Securities and Exchange Commission (the “SEC”);

•	Provide the Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that come to its attention and that require the attention of the Board.

The Committee will cooperate with the independent auditors to, and management of the Company and the Committee will mutually cooperate to, maintain free and open communication between the Committee, independent auditors, and management of the Company. In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

2.	MEMBERSHIP

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Committee will consist of at least two members of the Board of Directors. To the extent required, members of the Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) the rules of the SEC, (ii) must not have participated in the preparation of the financial statements of the Company at any time during the last three years and (iii) must be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee;

•	Each member will be able to read and understand fundamental financial statements in accordance with the NASDAQ National Market Audit Committee requirements; and

•	At least one member will be an “audit committee financial expert” as defined by the SEC and the Company shall disclose the name of such audit committee financial expert and whether such person is independent of management in the Company’s Annual Report on Form 10-K; provided, however, in the event there is not at least one member who is an “audit committee financial expert” as defined by the SEC, then the Committee shall direct the Company to disclose this fact in the Company’s Annual Report on Form 10-K and explain why there is no such expert.

The members of the Audit Committee shall be elected by the Board, or a committee of the Board delegated such authority, to serve until their successors shall be duly elected and qualified or until their earlier resignation. Unless a Chairperson of the Audit Committee is elected by the Board or committee thereof, as applicable, the members of the Audit Committee may designate a Chairperson by majority vote of the Audit Committee.

3.	RESPONSIBILITIES

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The Company’s independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The responsibilities of the Audit Committee shall include:

•	The sole and exclusive authority for the appointment, retention, termination, compensation and oversight of the work of the independent auditors (including the determination of appropriate qualifications of the independent auditors and the resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible);

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by:

(i)	reviewing the independent auditors’ proposed scope and approach for their audit and quarterly reviews for the current year;

(ii)	obtaining quarterly representations from the independent auditors regarding relationships and services with the Company that may impact independence, and to the extent there are such relationships, monitoring and investigating them;

(iii)	reviewing the auditors’ independence, including obtaining an annual written communication delineating all the independent auditors’ relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and presenting this statement to the Board of Directors and taking or recommending to the Board appropriate action to oversee the independence of the independent auditors;

(iv)	discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and

(v)	reviewing with the independent auditors the communications required by the Sarbanes-Oxley Act of 2002, including any material alternative accounting treatments discussed with management, the methods for accounting for significant or unusual transactions and communications with management;

•	Directing the Company’s independent auditors to review (before filing with the SEC) the Company’s unaudited interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Reviewing (before release) the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Reviewing the unaudited interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

•	Reviewing with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

•	Discussing quarterly with the independent auditors the critical policies and practices of the Company, and any alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, together with the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and Audit Committee members, member qualifications and activities;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review (at least annually) of the Company’s risk management policies, including its investment policies;

•	Reviewing and approving in advance any proposed related party transactions;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors and to determine appropriate funding for such advisors;

•	Determine appropriate funding for the independent auditors and ordinary administrative expenses for the Committee;

•	Reviewing its own Charter, structure, processes, performance and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Committee regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.	MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require.

In order to foster open communication, the Audit Committee will meet separately or together with the Chief Executive Officer, the Chief Financial Officer of the Company and the Controller (or Assistant Controller) of the Company, if any, at such times as are appropriate to review the financial affairs of the Company. The Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this Charter.

5.	MINUTES

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

6.	REPORTS

In addition to presenting the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

7.	COMPENSATION

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers, per meeting fees and fees for service as Chair of the Audit Committee. Fees may be paid in such form of consideration as is determined by the Board.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof or as Chairman of the Board or Chair of any committee of the Board.

8.	DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its scheduled meetings.

Exhibit B

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of                     , 2005 (the “Agreement”), is entered into between Akesis Pharmaceuticals, Inc., a Delaware corporation (“Akesis-Delaware”) and Akesis Pharmaceuticals, Inc., a Nevada corporation (“Akesis-Nevada”). Akesis-Delaware and Akesis-Nevada are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

A.    Akesis-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 60,000,000 shares. Of the authorized capital, 50,000,000 shares are designated Common Stock, $0.001 par value (the “Akesis-Delaware Common Stock”) and 10,000,000 shares are designated Preferred Stock, $0.001 par value (“Akesis-Delaware Preferred Stock”). As of the date of this Agreement, 1,000 shares of Akesis-Delaware Common Stock were issued and outstanding, all of which were held by Akesis-Nevada and no shares of Preferred Stock were outstanding.

B.    Akesis-Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 60,000,000 shares. Of the authorized capital, 50,000,000 shares are designated Common Stock, $0.001 par value (the “Akesis-Nevada Common Stock”) and 10,000,000 shares are designated Preferred Stock, $0.001 par value (“Akesis-Nevada Preferred Stock”). As of May 18, 2005, the record date of the Annual Meeting of the Shareholders of Akesis-Nevada by which this Agreement was approved by the shareholders of Akesis-Nevada, 14,992,552 shares of Akesis-Nevada Common Stock were issued and outstanding and no shares of Akesis-Nevada Preferred Stock were issued or outstanding.

C.    The Board of Directors of Akesis-Nevada has determined that, for the purpose of effecting reincorporation of Akesis-Nevada in the State of Delaware, it is advisable and in the best interests of Akesis-Nevada and its shareholders that Akesis-Nevada merge with and into Akesis-Delaware upon the terms and conditions provided herein.

D.    The respective Boards of Directors of Akesis-Delaware and Akesis-Nevada have approved this Agreement and have directed that this Agreement be executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Akesis-Delaware and Akesis-Nevada hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.     MERGER

(a)  Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Nevada Revised Statutes, Akesis-Nevada shall be merged with and into Akesis-Delaware (the “Merger”), the separate existence of Akesis-Nevada shall cease and Akesis-Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be Akesis Pharmaceuticals, Inc.

(b)  Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

(i)  This Agreement and Merger was adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Nevada Revised Statutes;

(ii)  All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

(iii)  The executed Certificate of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

(iv)  With respect to Akesis-Nevada, an executed Articles of Merger meeting the requirements of the Nevada Revised Statutes shall have been filed with the Secretary of State of the State of Nevada.

Pursuant to Section 251 of the Delaware General Corporation Law and Section 92A.200 of the Nevada Revised Statutes, the date and time when the Merger shall become effective, shall be the date upon which subsections (i), (ii) and (iii) of this Section 1(b) are satisfied and as to Akesis-Nevada on the day subsection (iv) is satisfied, is herein called the “Effective Date of the Merger.”

(c)  Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Akesis-Nevada shall cease and Akesis-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Akesis-Nevada’s Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and properties of Akesis-Nevada in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Akesis-Nevada in the same manner as if Akesis-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Nevada Revised Statutes.

2.    CHARTER DOCUMENTS DIRECTORS AND OFFICERS

(a)  Certificate of Incorporation. The Certificate of Incorporation of Akesis-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

(b)  Bylaws. The Bylaws of Akesis-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

(c)  Directors and Officers. The directors and officers of Akesis-Nevada immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.    MANNER OF CONVERSION OF STOCK

(a)  Akesis-Nevada Common Stock. Upon the Effective Date of the Merger, each one (1) share of Akesis-Nevada Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) share of fully paid and nonassessable Common Stock, $0.001 par value, of Akesis-Delaware. No fractional share interests of Akesis-Delaware Common Stock shall be issued. In lieu thereof, any fractional shares of the Akesis-Delaware Common Stock that would otherwise be issuable to holders of Akesis-Nevada Common Stock (after aggregating all such shares of Akesis-Delaware’s Common Stock to which each holder is entitled) shall be rounded down to the nearest whole share.

(b)  Akesis-Nevada Options, Warrants, Stock Purchase Rights and Convertible Securities.

(i)  Upon the Effective Date of the Merger, Akesis-Delaware shall assume the obligations of Akesis-Nevada under, and continue, the option plans (including without limitation the Akesis-Nevada 2005 Stock Plan

(the “Stock Plan”) and all other employee benefit plans of Akesis-Nevada. Each outstanding and unexercised option, warrant, other right to purchase or security convertible into Akesis-Nevada Common Stock (a “Right”) shall become, subject to the provisions in paragraph (c) hereof, an option, warrant, right to purchase or a security convertible into Akesis-Delaware Common Stock on the basis of one (1) share of Akesis-Delaware’s Common Stock, for each one (1) share of Akesis-Nevada Common Stock issuable pursuant to any such Akesis-Nevada Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Akesis-Nevada Right at the Effective Date of the Merger.

(ii)  A number of shares of Akesis-Delaware’s Common Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights and convertible securities equal to the number of shares of Akesis-Nevada Common Stock so reserved immediately prior to the Effective Date of the Merger.

(iii)  Each Right so assumed by Akesis-Delaware under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Stock Plan or other governing agreement, as the case may be, and/or as provided in the respective agreements governing such Rights immediately prior to the Effective Date of the Merger.

(iv)  It is the intention of the parties that the Rights assumed by Akesis-Delaware qualify following the Effective Date of the Merger as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to the extent the Rights qualified as incentive stock options immediately prior to the Effective Date of the Merger. In addition, as “additional benefits” (within the meaning of Section 424(a)(2) of the Internal Revenue Code, as amended) shall be accorded to the optionees pursuant to the assumption of these options.

(v)  Promptly following the Effective Date of the Merger, Akesis-Delaware will issue to each holder of outstanding Rights a document evidencing the foregoing assumption of such Rights by Akesis-Delaware.

(vi)  At the Effective Date of the Merger, Akesis-Nevada shall assign to Akesis-Delaware any and all rights of repurchase pertaining to shares of Akesis-Nevada Common Stock issued upon exercise of stock options, pursuant to stock purchase agreements or otherwise.

(c)  Akesis-Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $0.001 par value, of Akesis-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

4.    Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Akesis-Nevada Common Stock may, at such shareholder’s option, surrender the same for cancellation to such institution as Akesis-Delaware shall appoint at the time to act as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Akesis-Delaware Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Akesis-Nevada Common Stock shall be deemed for all purposes to represent the number of whole shares of Akesis-Delaware Common Stock into which such shares of Akesis-Nevada Common Stock were converted in the Merger.

The registered owner on the books and records of Akesis-Delaware or the Exchange Agent of any such outstanding certificate, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Akesis-Delaware or the Exchange Agent, shall have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Akesis-Delaware Common Stock represented by such outstanding certificate as provided above.

Each certificate representing Akesis-Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Akesis-Nevada so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of Akesis-Delaware in compliance with applicable laws.

If any certificate for shares of Akesis-Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Akesis-Delaware that such tax has been paid or is not payable.

5.    GENERAL

(a)  Additional Covenants. Akesis-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

(i)  file any and all documents with the appropriate tax authority of the State of Nevada necessary for the assumption by Akesis-Delaware of all of the corporate and/or franchise tax liabilities of Akesis-Nevada; and

(ii)  such other actions as may be required by the Nevada Revised Statutes.

(b)  Further Assurances. From time to time, as and when required by Akesis-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Akesis-Nevada such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Akesis-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Akesis-Nevada and otherwise to carry out the purposes of this Agreement, and the officers and directors of Akesis-Delaware are fully authorized in the name and on behalf of Akesis-Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

(c)  Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of Akesis-Delaware or Akesis-Nevada, notwithstanding the approval of this Agreement by the shareholders of Akesis-Delaware or Akesis-Nevada, or by both.

(d)  Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware and the Secretary of State of the State of Nevada, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

(e)  Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801 and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

(f)    Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 888 Prospect Street, Suite 320, La Jolla, California, 92037 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

(g)    Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Nevada Revised Statutes.

(h)  Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Akesis-Delaware and Akesis-Nevada, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized.

AKESIS PHARMACEUTICALS, INC.
a Delaware corporation

By:
Edward B. Wilson, President and Chief Executive Officer

ATTEST:

John T. Hendrick Chief Financial Officer

AKESIS PHARMACEUTICALS, INC.
a Nevada corporation

By:
Edward B. Wilson President and Chief Executive Officer

ATTEST:

John T. Hendrick Chief Financial Officer

AKESIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER

Exhibit C

CERTIFICATE OF INCORPORATION

OF

AKESIS PHARMACEUTICALS, INC.

ARTICLE I

The name of the corporation is Akesis Pharmaceuticals, Inc.

ARTICLE II

The address of the corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

The corporation shall have authority to issue shares as follows:

50,000,000 shares of Common Stock, par value $0.001 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of stockholders.

10,000,000 shares of Preferred Stock, par value $0.001 per share, which may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

The number of directors that constitutes the entire Board of Directors of the corporation shall be determined in the manner set forth in the Bylaws of the corporation. At each annual meeting of stockholders, directors of the corporation shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL.

Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. If the number of directors is hereafter decreased, the term of any incumbent director shall not be shortened.

Any director may be removed from office at any time with or without cause by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the Common Stock and Preferred Stock, voting together on an as-converted basis. Vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the corporation is expressly authorized to adopt, amend or repeal the Bylaws of the corporation.

ARTICLE VII

The election of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

ARTICLE VIII

No action shall be taken by the stockholders of the corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent.

ARTICLE IX

The corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding. The corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board.

The corporation shall have the power to indemnify and hold harmless, to the extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of this corporation’s Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

The name and mailing address of the incorporator are as follows:

Edward B. Wilson

c/o Akesis Pharmaceuticals, Inc.

888 Prospect Street, Suite 320

La Jolla, California 92037

ARTICLE XI

Except as provided in Article IX above, the corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, the undersigned, as the sole incorporator of the Company, have signed this Certificate of Incorporation on                     , 2005.

Edward B. Wilson Incorporator

Exhibit D

BYLAWS OF

AKESIS PHARMACEUTICALS, INC.

(initially adopted on                     , 2005)

i

(continued)

ii

BYLAWS OF AKESIS PHARMACEUTICALS, INC.

ARTICLE I—CORPORATE OFFICES

1.1    REGISTERED OFFICE.

The registered office of Akesis Pharmaceuticals, Inc. shall be fixed in the corporation’s certificate of incorporation, as the same may be amended from time to time.

1.2    OTHER OFFICES.

The corporation’s Board of directors (the “Board”) may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II—MEETINGS OF STOCKHOLDERS

2.1    PLACE OF MEETINGS.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2     ANNUAL MEETING.

The annual meeting of stockholders shall be held each year. The Board shall designate the date and time of the annual meeting. In the absence of such designation the annual meeting of stockholders shall be held on the second Tuesday of June of each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding business day. At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3    SPECIAL MEETING.

A special meeting of the stockholders may be called at any time by the Board, chairperson of the Board, chief executive officer or president (in the absence of a chief executive officer), or one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting, but such special meetings may not be called by any other person or persons.

No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4    ADVANCE NOTICE PROCEDURES; NOTICE OF STOCKHOLDERS’ MEETINGS.

(i)  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days before the one year anniversary of the date on which the corporation first mailed its proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the prior year’s meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting and ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. A stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the corporation that are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (i). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (i), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

(ii)  Only persons who are nominated in accordance with the procedures set forth in this paragraph (ii) shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (ii). Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of paragraph (i) of this Section 2.4. Such stockholder’s notice shall set forth (a) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (b) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (i) of this Section 2.4. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (ii). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

These provisions shall not prevent the consideration and approval or disapproval at an annual meeting of reports of officers, directors and committees of the board of directors, but in connection therewith no new business shall be acted upon at any such meeting unless stated, filed and received as herein provided.

Notwithstanding anything in these bylaws to the contrary, no business brought before a meeting by a stockholder shall be conducted at an annual meeting except in accordance with procedures set forth in this Section 2.4.

All notices of meetings of stockholders shall be sent or otherwise given in accordance with either Section 2.5 or Section 8.1 of these bylaws not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.5    MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of stockholders shall be given:

(i)  if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the corporation’s records; or

(ii)  if electronically transmitted as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or any other agent of the corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.6    QUORUM.

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7    ADJOURNED MEETING; NOTICE.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.8    CONDUCT OF BUSINESS.

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.9    VOTING.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

2.10    STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof having a preference over the Common Stock as dividend or upon liquidation, any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.

2.11    RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS.

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other such action.

If the Board does not so fix a record date:

(i)  The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii)  The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.12    PROXIES.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13    LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.14    INSPECTORS OF ELECTION

A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person.

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i)  determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii)  receive votes, ballots or consents;

(iii)  hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv)  count and tabulate all votes or consents;

(v)  determine when the polls shall close;

(vi)  determine the result; and

(vii)  do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III—DIRECTORS

3.1    POWERS.

Subject to the provisions of the DGCL and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2    NUMBER OF DIRECTORS.

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3    ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

If so provided in the certificate of incorporation, the directors of the corporation shall be divided into three classes.

3.4    RESIGNATION AND VACANCIES.

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

3.5    PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6    REGULAR MEETINGS.

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7    SPECIAL MEETINGS; NOTICE.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.

Notice of the time and place of special meetings shall be:

(i)  delivered personally by hand, by courier or by telephone;

(ii)  sent by United States first-class mail, postage prepaid;

(iii)  sent by facsimile; or

(iv)  sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting.

3.8    QUORUM.

At all meetings of the Board, a majority of the authorized number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9    BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10    FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11    APPROVAL OF LOANS TO OFFICERS.

The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the Board, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board shall approve, including, without limitation, a pledge of shares of stock of the corporation.

3.12    REMOVAL OF DIRECTORS.

Any director may be removed from office by the stockholders of the corporation only for cause.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV—COMMITTEES

4.1    COMMITTEES OF DIRECTORS.

The Board may, by resolution passed by a majority of the authorized number of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation,

4.2    COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3    MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)  Section 3.5 (place of meetings and meetings by telephone);

(ii)  Section 3.6 (regular meetings);

(iii)  Section 3.7 (special meetings and notice);

(iv)  Section 3.8 (quorum);

(v)  Section 7.12 (waiver of notice); and

(vi)  Section 3.9 (action without a meeting)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i)  the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)  special meetings of committees may also be called by resolution of the Board; and

(iii)  notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V—OFFICERS

5.1    OFFICERS.

The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the Board, a chairperson of the Board, a vice chairperson of the Board, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2    APPOINTMENT OF OFFICERS.

The Board shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 and 5.5 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3    SUBORDINATE OFFICERS.

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4    REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5    VACANCIES IN OFFICES.

Any vacancy occurring in any office of the corporation shall be filled by the Board or as provided in Section 5.2.

5.6    REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairperson of the Board, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7    AUTHORITY AND DUTIES OF OFFICERS.

All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI—RECORDS AND REPORTS

6.1    MAINTENANCE AND INSPECTION OF RECORDS.

The corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal executive office.

6.2    INSPECTION BY DIRECTORS.

Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

ARTICLE VII—GENERAL MATTERS

7.1    EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2    STOCK CERTIFICATES; PARTLY PAID SHARES.

The shares of the corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson or vice-chairperson of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3    SPECIAL DESIGNATION ON CERTIFICATES.

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4    LOST CERTIFICATES.

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5    CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

7.6    DIVIDENDS.

The Board, subject to any restrictions contained in either (i) the DGCL, or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock.

The Board may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

7.7    FISCAL YEAR.

The fiscal year of the corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8    SEAL.

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9    TRANSFER OF STOCK.

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

7.10    STOCK TRANSFER AGREEMENTS.

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.11    REGISTERED STOCKHOLDERS.

The corporation:

(i)  shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)  shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)  shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.12    WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII—NOTICE BY ELECTRONIC TRANSMISSION

8.1    NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i)  the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii)  such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)  if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)  if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)  if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)  if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2    DEFINITION OF ELECTRONIC TRANSMISSION.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

8.3    INAPPLICABILITY.

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

ARTICLE IX—INDEMNIFICATION

9.1    INDEMNIFICATION OF DIRECTORS AND OFFICERS

The corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding. The corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board.

9.2    INDEMNIFICATION OF OTHERS

The corporation shall have the power to indemnify and hold harmless, to the extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3    PREPAYMENT OF EXPENSES

The corporation shall pay the expenses incurred by any officer or director of the corporation, and may pay the expenses incurred by any employee or agent of the corporation, in defending any Proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a person in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.

9.4    DETERMINATION; CLAIM

If a claim for indemnification or payment of expenses under this Article IX is not paid in full within sixty days after a written claim therefor has been received by the corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

9.5    NON-EXCLUSIVITY OF RIGHTS

The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

9.6    INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.7    OTHER INDEMNIFICATION

The corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8    AMENDMENT OR REPEAL

Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.”

ARTICLE X—AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote. However, the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

Exhibit E

AKESIS PHARMACEUTICALS, INC.

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is made as of this      day of                     ,         , by and between Akesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and                                  (“Indemnitee”).

WHEREAS, the Company and Indemnitee recognize the significant cost of directors’ and officers’ liability insurance and the general reductions in the coverage of such insurance;

WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the coverage of liability insurance has been severely limited; and

WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

NOW, THEREFORE, in consideration for Indemnitee’s services as an officer or director of the Company, the Company and Indemnitee hereby agree as follows:

1.    Indemnification.

(a)  Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or any alternative dispute resolution mechanism, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee’s conduct was unlawful.

(b)  Proceedings By or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) and, to the fullest extent permitted by law, amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

(c)  Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subsections (a) and (b) of this Section 1, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by Indemnitee in connection therewith.

2.    Expenses; Indemnification Procedure.

(a)  Advancement of Expenses. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in Section 1(a) or (b) hereof (but not amounts actually paid in settlement of any such action, suit or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within thirty (30) days following delivery of a written request therefor by Indemnitee to the Company.

(b)  Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the President of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked if sent by domestic certified or registered mail, properly addressed, five business days if sent by airmail to a country outside of North America; otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

(c)  Procedure. Any indemnification and advances provided for in Section 1 and this Section 2 shall be made no later than thirty (30) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company’s Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within thirty (30) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 12 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys’ fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed. However, Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 2(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties’ intention that if the Company contests Indemnitee’s right to indemnification, the question of Indemnitee’s right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including it Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

(d)  Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 2(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

(e)  Selection of Counsel. In the event the Company shall be obligated under Section 2(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his counsel in any such proceeding at Indemnitee’s expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company.

3.    Additional Indemnification Rights; Nonexclusivity.

(a)  Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Certificate of Incorporation, the Company’s Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee’s rights and Company’s obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

(b)  Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested Directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

4.    Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

5.    Mutual Acknowledgement. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.

6.    Officer and Director Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company’s performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if Indemnitee is a director; or of the Company’s officers, if Indemnitee is not a director of the Company but is an officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

7.    Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

8.    Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a)  Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

(b)  Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

(c)  Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers’ and directors’ liability insurance maintained by the Company.

(d)  Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

9.    Construction of Certain Phrases.

(a)  For purposes of this Agreement, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

(b)  For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

10.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

11.    Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee’s estate, heirs, legal representatives and assigns.

12.    Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys’ fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee’s material defenses to such action were made in bad faith or were frivolous.

13.    Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

14.    Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

15.    Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware without regard to the conflict of law principles thereof.

16.    Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee’s estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

17.    Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

18.    Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

19.    Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AKESIS PHARMACEUTICALS, INC.

Signature of Authorized Signatory

Print Name and Title

Address:

AGREED TO AND ACCEPTED:

INDEMNITEE:

Signature

Print Name and Title

Address:

PROXY

AKESIS PHARMACEUTICALS, INC.

2005 ANNUAL MEETING OF STOCKHOLDERS

June 30, 2005

10:00 A.M. PDT

AKESIS PHARMACEUTICALS, INC.

888 PROSPECT STREET, SUITE 320

LA JOLLA, CA 92037

This proxy is solicited by the Board of Directors for use at the 2005 Annual Meeting on June 30, 2005 to be held at the offices of our general counsel, Wilson Sonsini Goodrich & Rosati, P.C. located at 12235 El Camino Real, Suite 200, San Diego, California, 92130.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3, 4 and 5.

By signing the proxy, you revoke all prior proxies and appoint Edward B. Wilson and John T. Hendrick and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

There are two ways to vote your Proxy:

VOTE BY MAIL

Mark, sign and date your Proxy Card and return it in the postage-paid envelope we have provided or return it to Akesis Pharmaceuticals, Inc., c/o Standard Registrar & Transfer Co., Inc., 12528 South 1840 East, Draper, UT 84020.

VOTE AT THE MEETING

Attend the 2005 Annual Meeting of Stockholders on June 30, 2005 and cast your vote.

Please detach here

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5.

1. The ratification of the appointment of Swenson Advisors, LLP as our independent auditors for the fiscal year ending December 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. ELECTION OF DIRECTORS: NOMINEES: 01 – Kevin Kinsella 02 – Kevin R. Sayer 03 – John F. Steel 04 – Edward B. Wilson	FOR ☐ ☐ ☐ ☐	WITHHELD ☐ ☐ ☐ ☐

3. The ratification and approval of our reincorporation from the State of Nevada into the State of Delaware.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. The ratification and approval of the form of Indemnification Agreement to be entered into between us and each of our directors, officers and certain agents.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. The approval and adoption of our 2005 Stock Plan, pursuant to which 1,500,000 shares of Common Stock are reserved for issuance.	FOR ☐	AGAINST ☐	ABSTAIN ☐

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Date

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Signature

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Title of Signatory*

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Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.